UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported):  October 27, 2026
 _________________________________________________________
EXLSERVICE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue,	29th Floor,	10022
New York,	New York	(Zip code)
(Address of principal executive offices)
 Registrant’s telephone number, including area code:  (212) 277-7100

NOT APPLICABLE
(Former name or address, if changed since last report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EXLS	The Nasdaq Stock Market LLC

Item 2.02. Results of Operations and Financial Condition.

On October 27, 2026, ExlService Holdings, Inc. (the “Company”) reported its results of operations for the three months ended September 30, 2026. A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information provided in Item 2.02 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

 Item 9.01 Financial Statements and Exhibits.

    (d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 27, 2026 (furnished pursuant to Item 2.02).
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

October 27, 2026	By:	/s/ Maurizio Nicolelli
	Name:	Maurizio Nicolelli
	Title:	Chief Financial Officer